CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I,  George  R.  Aylward,   President  of  Phoenix   Multi-Portfolio   Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 6, 2007                     /s/ George R. Aylward
     ----------------------        --------------------------------------------
                                            George R. Aylward, President
                                            (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Multi-Portfolio Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 6, 2007                /s/ W. Patrick Bradley
     ----------------------        ---------------------------------------------
                                       W. Patrick  Bradley,  Chief
                                       Financial Officer and Treasurer
                                       (principal financial officer)